Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements (No. 33-90630, No. 333-40368, No. 333-89278, No. 333-97477, No. 333-103628, No. 333-103613, No. 333-112454, No. 333-116259, No. 333-132739, No. 333-132973, No. 333-143035, No. 333-170610, and No. 333-170611) on Form S-8 and (No. 333-155694, No. 333-156797, and No. 333-166300) on Form S-3 of Synovus Financial Corp. of our reports dated March 1, 2011, with respect to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2010, and the effectiveness of internal control over financial reporting as of December 31, 2010, which reports appear in the December 31, 2010 annual report on Form 10-K/A of Synovus Financial Corp.

/s/ KPMG LLP

Atlanta, Georgia

April 26, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Synovus Financial Corp.:

We consent to the incorporation by reference in the registration statement (No. 333-170611) on Form S-8 of Synovus Financial Corp. Employee Stock Purchase Plan of our report dated April 22, 2011, with respect to the statements of financial condition of the Synovus Financial Corp. Employee Stock Purchase Plan as of December 31, 2010 and 2009, and the related statements of operations and changes in plan equity for each of the years in the three-year period ended December 31, 2010, which report appears in the December 31, 2010 annual report of the Synovus Financial Corp. Employee Stock Purchase Plan, included as Exhibit 99.3 to the December 31, 2010 annual report on Form 10-K/A Amendment No. 1 of Synovus Financial Corp.

/s/ KPMG LLP

Atlanta, Georgia

April 22, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Synovus Financial Corp.:

We consent to the incorporation by reference in the registration statement (No. 333-170610) on Form S-8 of Synovus Financial Corp. Director Stock Purchase Plan of our report dated April 22, 2011, with respect to the statements of financial condition of the Synovus Financial Corp. Director Stock Purchase Plan as of December 31, 2010 and 2009, and the related statements of operations and changes in plan equity for each of the years in the three-year period ended December 31, 2010, which report appears in the December 31, 2010 annual report of the Synovus Financial Corp. Director Stock Purchase Plan, included as Exhibit 99.4 to the December 31, 2010 annual report on Form 10-K/A Amendment No. 1 of Synovus Financial Corp.

/s/ KPMG LLP

Atlanta, Georgia

April 22, 2011